                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     October 24, 2002



                                 Citigroup Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                      1-9924              52-1568099
         (State or other             (Commission           (IRS Employer
         jurisdiction of             File Number)        Identification No.)
         incorporation)

         399 Park Avenue, New York, New York               10043
     (Address of principal executive offices)            (Zip Code)

                                 (212) 559-1000
              (Registrant's telephone number, including area code)
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                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         Exhibits:

         Exhibit No.       Description
         1.01              Terms Agreement, dated October 24, 2002, among the Company and Salomon Smith
                           Barney Inc., Banc One Capital Markets, Inc., Barclays Capital Inc., Bear,
                           Stearns & Co. Inc., Blaylock & Partners, L.P., Lehman Brothers Inc., Merrill
                           Lynch, Pierce, Fenner & Smith Incorporated, Scotia Capital (USA) Inc., Wachovia
                           Securities, Inc. and The Williams Capital Group, L.P., as Underwriters, relating to the offer and sale of the Company's 5.625% Subordinated Notes due August 27,
                           2012.

           4.01            Form of Note for the Company's 5.625% Subordinated Notes due August 27, 2012.

                                       2
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 31, 2002                CITIGROUP INC.



                                        By:    /s/ Guy R. Whittaker
                                               ---------------------------------
                                               Guy R. Whittaker
                                               Treasurer

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